EXHIBIT 10.39(u)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

AMENDMENT No. 21 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 21 to Purchase Agreement DCT-014/2004, dated as of June 5th, 2008 (“Amendment No. 21”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 21 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 21 sets forth additional agreements between Embraer and Buyer relative to the Aircraft [*] and [*] Option Aircraft and the consequent changes to the Option Aircraft delivery schedule.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 21, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 21 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 21 shall control.

WHEREAS, Buyer and Embraer have agreed to  adjust the Aircraft Basic Price of all Aircraft to be delivered as of the date hereof.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Subject: Article 2.3 of the Purchase Agreement is hereby deleted and replaced as follows:

2.3	Buyer shall have the option to purchase up to sixty-four (64) Option EMBRAER 170 Aircraft, in accordance with Article 23.”

2.	Interior configuration changes:

2.1	Attachment A-2 (Delta 175) to the Purchase Agreement shall be changing by adding the following new equipment to all Delta E175 Aircraft:

[*]	[*]

2.2	The Basic Price of the Delta E175 Aircraft shall be increased [*] due to the new equipment specified in Section 2.1 above.

3.	Basic Price revision:

3.1	For the Aircraft to be delivered to Buyer after the date hereof, Article 3.1 of the Purchase Agreement shall be deleted and replaced by the following:

"3.1	Buyer agrees to pay Embraer, subject to the terms and conditions of this Agreement, in United States dollars, the following amount per unit Basic Prices:

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Notes:
(1)	Aircraft #1 to #48 (EMBRAER 170) and #49 to #82 (EMBRAER 175) were already delivered.

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* Confidential

4.	Option Aircraft:

4.1	[*]. [*]

4.2	The opening paragraph of Article 23 and delivery schedule table of the Purchase Agreement are hereby deleted and replaced by the following:

“Buyer shall have the option to purchase up to 64 additional Option Aircraft, to be delivered on the last day of the applicable month set forth below or such earlier date in such month specified pursuant to Article 7.1:

Option A/C	Delivery Month	Option A/C	Delivery Month	Option A/C	Delivery Month
1	Oct 09	23	[*]	45	[*]
2	[*]	24	[*]	46	[*]
3	[*]	25	[*]	47	[*]
4	[*]	26	[*]	48	[*]
5	[*]	27	[*]	49	[*]
6	[*]	28	[*]	50	[*]
7	[*]	29	[*]	51	[*]
8	[*]	30	[*]	52	[*]
9	[*]	31	[*]	53	[*]
10	[*]	32	[*]	54	[*]
11	[*]	33	[*]	55	[*]
12	[*]	34	[*]	56	[*]
13	[*]	35	[*]	57	[*]
14	[*]	36	[*]	58	[*]
15	[*]	37	[*]	59	[*]
16	[*]	38	[*]	60	[*]
17	[*]	39	[*]	61	[*]
18	[*]	40	[*]	62	[*]
19	[*]	41	[*]	63	[*]
20	[*]	42	[*]	64	Apr 15”
21	[*]	43	[*]
22	[*]	44	[*]

4.3	[*]

4.4	[*]

5.	Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 21 shall remain valid in full force and effect without any change.

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* Confidential

CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 21 to Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Mauro Kern Junior	/s/ Bryan Bedford
Name: Mauro Kern Junior	Name
Title: Executive Vice President Airline Market	Title

/s/ José Luis D. Molina	Date:
Name: José Luis D. Molina	Place:
Title: Vice President Contracts Airline Market

Date:
Place:

Witness: /s/ Carlos Martins Dutra	/s/ Lars Erik-Arnell
Name: Carlos Martins Dutra	Name